SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2007

Commission	Registrant; State of Incorporation	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
-----------	-----------------------------------	--------------------

1-5324	NORTHEAST UTILITIES	04-2147929
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(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY	06-0303850
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(a Connecticut corporation)
107 Selden Street
Berlin, Connecticut 06037-1616
Telephone: (860) 665-5000

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE	02-0181050
---------------------------------------
(a New Hampshire corporation)
Energy Park
780 North Commercial Street
Manchester, New Hampshire 03101-1134
Telephone: (603) 669-4000

0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY	04-1961130
--------------------------------------
(a Massachusetts corporation)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

--------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   -

Other Events

Item 8.01   -

Other Events

Attached as Exhibit 99 is a Consent of Independent Registered Public Accounting Firm, dated February 26, 2007, provided to the Registrants by Deloitte & Touche LLP, our independent auditors.  This Consent replaces the Consent originally filed as Exhibit 23 to the Annual Reports on Form 10-K of each of the Registrants for the year ended December 31, 2006.  The Consent filed with the 2006 Form 10-K inadvertently referred to an incorrect date of the auditor’s report concerning the financial statements referenced therein.

Section 9 –

Financial Statements and Exhibits

Item 9.01 –

Financial Statements and Exhibits.

(d)

 Exhibits.

Exhibit Number	Description
Exhibit 99	Consent of Independent Registered Public Accounting Firm dated February 26, 2007

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
By: /s/ Shirley M. Payne Name: Shirley M. Payne Title: Vice President-Accounting and Controller

Date:  March 13, 2007